Exhibit 10.14

SIXTEENTH AMENDMENT
FRONTIER PRODUCTS OFFTAKE AGREEMENT
EL DORADO REFINERY

This Sixteenth Amendment to the Frontier Products Offtake Agreement, El Dorado Refinery (“Sixteenth Amendment”) by and between Frontier Oil and Refining Company, a Delaware corporation (“FORC”) and Shell Oil Products US (SOPUS), assignee of Equiva Trading Company (“ETCo”) is made and entered into this   day of December, 2009.  FORC and SOPUS are sometimes referred to herein individually as a Party and collectively as the Parties.

WITNESSETH:

WHEREAS, the Parties entered into the Frontier Products Offtake Agreement, El Dorado Refinery dated October 19, 1999 (hereinafter referred to as (“the Agreement”) and desire to amend certain provisions of the Agreement; and

WHEREAS, the Parties entered into the First Amendment, Products Offtake Agreement, El Dorado Refinery dated the 18th day of September, 2000 (hereinafter referred to as the “First Amendment”); and

WHEREAS, the Parties entered into the Second Amendment, Products Offtake Agreement, El Dorado Refinery dated the 21st day of September, 2000 (hereinafter referred to as the “Second Amendment”); and

WHEREAS, the Parties entered into the Third Amendment, Products Offtake Agreement, El Dorado Refinery dated the 19th day of December, 2000 (hereinafter referred to as the “Third Amendment”); and

WHEREAS, the Parties entered into the Fourth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 22nd day of February, 2001 (hereinafter referred to as the “Fourth Amendment”); and

WHEREAS, the Parties entered into the Fifth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 14th day of August, 2001 (hereinafter referred to as the “Fifth Amendment”); and

WHEREAS, the Parties entered into the Sixth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 5th day of November, 2001 (hereinafter referred to as the “Sixth Amendment”); and

WHEREAS, the Parties entered into the Seventh Amendment, Products Offtake Agreement, El Dorado Refinery dated the 22nd day of April 2002 (hereinafter referred to as the “Seventh Amendment”); and

WHEREAS, the Parties entered into the Eight Amendment, Products Offtake Agreement, El Dorado Refinery dated the 30th day of May 2003 (hereinafter referred to as the “Eight Amendment”);

WHEREAS, the Parties entered into the Ninth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 25th day of May 2004 (hereinafter referred to as the “Ninth Amendment”); and

WHEREAS, the Parties entered into the Tenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 3rd day of May 2005 (hereinafter referred to as the “Tenth Amendment”); and

WHEREAS, the Parties entered into the Eleventh Amendment, Products Offtake Agreement, El Dorado Refinery dated the 31st  day of March 2006 (hereinafter referred to as the “Eleventh Amendment”); and

WHEREAS, the Parties entered into the Twelfth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 11th  day of May 2006 (hereinafter referred to as the “Twelfth Amendment”); and

WHEREAS, the Parties entered into the Thirteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 30th  day of September 2007 (hereinafter referred to as the “Thirteenth  Amendment”); and

WHEREAS, the Parties entered into the Fourteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 7th day of April 2008 (hereinafter referred to as the “Fourteenth  Amendment”); and

WHEREAS, the Parties entered into the Fifteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 28th day of May 2008 (hereinafter referred to as the “Fifteenth Amendment”);

WHEREAS, the Parties desire to modify the pricing of #1 Fuel Oil: and

WHEREAS, the Parties recognize that to modify the pricing of #1 Fuel Oil, requires an amendment to the Product Pricing paragraph for  Schedule E – #1 Fuel Oil as previously amended by the Second and Ninth Amendments and the addition of new paragraph titled “Provisional Product Pricing”; and

WHEREAS, the Parties desire to amend and restate only  the  Product Pricing paragraph for  Schedule E - #1 Fuel Oil and to add a new paragraph for Provisional Product Pricing to Schedule E - #1 Fuel Oil in this Sixteenth Amendment; and

WHEREAS, the Parties desire to make this Sixteenth Amendment effective beginning with product delivered November 1, 2009; and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below the Parties agree to amend and restate portions of Schedule E – #1 Fuel Oil and covenant as follows:

 Product Pricing – SOPUS will pay Frontier the mean of the monthly low and high price for #1 Fuel Oils ,    which is quoted by Platte’s Oil Service as Ultra Low Sulfur Diesel #1in cents per gallon FOB custody transfer point plus 0.15 cents per gallon.  SOPUS will pay Frontier an additional 0.40 cents per gallon for deliveries to the El Dorado truck rack.  SOPUS will pay Frontier the published Magellan Pipeline Lubricity Fee for all #1 Fuel Oil at the El Dorado truck rack.  SOPUS will pay Frontier the published Magellan Pipeline Red Dye Fee for all red dye #1 Fuel Oil at the El Dorado truck rack..  If there are no quotes by Platte’s Oil Service for ULSD #1 during any month the price will be as agreed by both Parties.

Provisional Product Pricing – SOPUS will pay Frontier the mean of the prior week’s weekly average low and high price for Ultra Low Sulfur Diesel #1 published by Platte’s Oil Service for Group 3, FOB the custody transfer point, plus 0.15 cents per gallon. The previous week’s mean shall be calculated as the arithmetic average of the Platt’s effective low and high quotes for Ultra Low Sulfur Diesel #1s for Monday through Friday of the previous week and shall be effective for delivers from Tuesday of the current week through Monday of the next week.

EFFECTIVE DATE

This Sixteenth Amendment will be effective beginning with product delivered November 1, 2009.

Except as explicitly stated herein, no other provisions of the Agreement, or any prior Amendments are affected by the Sixteenth Amendment and they remain in full force and effect.

In witness whereof, the Parties have below affixed the signature of their authorized representatives, who warrant that they are legally empowered to bind the Party on whose behalf they have signed.

Frontier Oil and Refining Company                                                                             Shell Oil Products US

By      /s/ Michael C. Jennings                                                                                      By      /s/ Tom N. Smith
Name Michael C. Jennings                                                                                            Name  Tom N. Smith
Title  President & CEO                                                                                                   Title    President
Date  February 16, 2010                                                                                          Date    February 9, 2010